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USAA GNMA TRUST® FUND SHARES
USAA GNMA TRUST ADVISER SHARES
SUPPLEMENT DATED DECEMBER 1, 2011
TO THE FUND'S PROSPECTUS
DATED OCTOBER 1, 2011

Effective on or about January 29, 2012, the name of the USAA GNMA Trust will change to the “USAA Government Securities Fund,” and the Fund's investment strategy to normally invest at least 80% of its assets in GNMA securities backed by the full faith and credit of the U.S. government will be revised to the following:

The Fund's principal investment strategy is to normally invest at least 80% of its net assets in government securities, including, but not limited to U.S. Treasury bills, notes and bonds; Treasury Inflation Protected Securities (TIPS), U.S. government agency collateralized mortgage obligations and securities issued by U.S. government agencies and instrumentalities, supported by the credit of the issuing agency, instrumentality or corporation (which are neither issued or guaranteed by the U.S. Treasury), including but not limited to Fannie Mae, Freddie Mac, Federal Housing Administration, Department of Housing and Urban Development, Export-Import Bank, Farmer’s Home Administration, General Services Administration, Maritime Administration, Small Business Administration, and repurchase agreements collateralized by such investments. This 80% policy may be changed upon at least 60 days’ notice to shareholders.

97382-1211

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USAA HIGH-YIELD OPPORTUNITIES FUND SHARES
USAA HIGH-YIELD OPPORTUNITIES FUND INSTITUTIONAL SHARES
USAA HIGH-YIELD OPPORTUNITIES FUND ADVISER SHARES
SUPPLEMENT DATED DECEMBER 1, 2011
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

Effective on or about January 29, 2012, the name of the USAA High-Yield Opportunities Fund will change to the “USAA High Income Fund,” and the requirement within the Fund's investment strategy to invest at least 80% of its assets in high-yield securities will be removed. The Fund's principal investment strategy found on page 3 and the first paragraph found on page 11 of the Fund's prospectus will be deleted and replaced with the following:

The Fund’s principal investment strategy is to primarily invest the Fund’s assets in high-yield securities, including bonds (often referred to as “junk” bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities

97383-1211